SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant	[x]

Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary proxy statement

[ ]	Definitive proxy statement

[ ]	Definitive additional materials

[ ]	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Conseco StockCar Stocks Mutual Fund, Inc.
--------------------------------------------------
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]	No Fee Required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form of schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no:

(3)	Filing party:

(4)	Date filed:

Conseco StockCar Stocks Mutual Fund, Inc.
11825 N. Pennsylvania Street
Carmel, Indiana 46032

July 30, 2004

Dear Shareholder:

40|86 Advisors, Inc. (“40|86”), the Investment Manager for Conseco StockCar Stocks Mutual Fund, Inc. (the “Company”), has entered into a Purchase Agreement to transfer to Summit Wealth Management, Inc. (“Summit”) its business relating to the management, administration, operation and distribution of Conseco StockCar Stocks Index Fund (the "Fund") (the “Transaction”). More information about Summit can be found inside this proxy statement.

We are sending this proxy statement to you because you are a shareholder. Fund shareholders must approve the planned Transaction, because it requires (1) a new investment advisory agreement; (2) a new Rule 12b-1 plan; (3) Second Amended and Restated Articles of Incorporation of the Company; and (4) the election of a new Board of Directors. We are also asking you to ratify the selection of PricewaterhouseCoopers, LLC as the Fund's independent accountants for the current fiscal year.

Your Fund Board has unanimously approved the proposals and recommends them for your approval. We strongly encourage you to vote in favor of the proposals. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS. If the Transaction is not approved, the Board will next consider liquidating the Fund.

As always, we thank you for your confidence and support.

Sincerely,

/s/	Gregory J. Hahn

Gregory J. Hahn
President

Conseco StockCar Stocks Mutual Fund, Inc.
11825 N. Pennsylvania Street
Carmel, Indiana 46032

July 30, 2004

Dear Shareholder:

We would like to tell you about a special shareholder meeting of Conseco StockCar Stocks Mutual Fund, Inc. (the "Company"), which is described in the enclosed materials. A number of important proposals will be voted on.

While we encourage you to read the full text of the enclosed proxy statement, here is a brief overview of the major matters to be voted upon at this special meeting.

Q:	WHAT IS HAPPENING?

A:
The Company's investment manager is 40|86 Advisors, Inc. ("40|86"). The Company offers a single series of shares, the Conseco StockCar Stocks Index Fund (the "Fund"). 40|86 has entered into a Purchase Agreement to transfer to Summit Wealth Management, Inc. (“Summit”) its business relating to the management, administration, operation and distribution of the Fund (the “Transaction”). For Summit to serve as investment manager of your Fund after the Transaction, it is necessary for the shareholders to approve a new investment advisory agreement with Summit. Your vote is also being sought to approve a new Rule 12b-1 plan to finance the distribution of the Fund's shares, to approve the Second Amended and Restated Articles of Incorporation for the Company, to elect a new Board of Directors, and to ratify the selection of independent accountants.

Q:	WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT?

A:	The Investment Company Act of 1940 requires shareholders to approve the new investment advisory agreement.

Q:	HOW WILL THE 40|86/SUMMIT TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A:
There will be little impact on you as a shareholder. You will still own the same number of shares in the same Fund. If the new investment advisory agreement and Rule 12b-1 plans are approved and the Transaction is consummated, the Fund's index and investment strategy will not change. Also, the Fund’s total annual operating expenses will not change. Summit will maintain the current expense limitations. Total Fund expenses will not exceed 1.50% on an annual basis for a period of two years after the proposed Transaction. Summit has committed to provide all resources necessary to provide your Fund with investment management and shareholder services substantially equivalent to the services that the Fund receives currently.

Q:	HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

A:	After careful consideration, the Board members of your Fund, including the independent members, voted unanimously to recommend that you vote "For" all the items on the enclosed ballot.

Q:	WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND THIS PROXY SOLICITATION?

A:	40|86 and Summit are paying all costs of the Fund's shareholder meeting and proxy solicitation. Your Fund is not paying for any of these costs.

Conseco StockCar Stocks Mutual Fund, Inc.
11825 N. Pennsylvania Street
Carmel, Indiana 46032

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON September 16, 2004

To our Shareholders:

You are invited to attend a special meeting of shareholders of the Conseco StockCar Stocks Mutual Fund, Inc. (the "Company"). The meeting will be held at the Conseco Conference Center, 530 College Drive, Carmel, Indiana, 11:00 a.m., local time, September 16, 2004, for the following purposes and to transact such other business as may properly come before the meeting or any adjournment of the meeting:

1.	To approve a new investment advisory agreement with Summit Wealth Management, Inc. (Proposal No. 1);

2.	To approve a new Rule 12b-1 distribution plan (Proposal No. 2);

3.	To approve Second Amended and Restated Articles of Incorporation (Proposal No. 3);

4.	To elect three (3) Directors to the Board of Directors (Proposal No. 4);

5.	To ratify the selection of PricewaterhouseCoopers, LLC as the Fund's independent accountants for the current fiscal year (Proposal No. 5); and

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors of the Company has selected the close of business on July 21, 2004 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held and each fractional share shall be entitled to a proportionate fractional vote.

By Order of the Board of Directors

/s/	WILLIAM P. KOVACS

William P. Kovacs, Secretary

July 30, 2004

Whether Or Not You Expect To Attend The Meeting, Please Sign And Promptly Return The Enclosed Proxy In The Enclosed Self-Addressed Envelope. To Avoid The Additional Expense To The Fund Of Further Solicitation, We Ask Your Cooperation In Mailing In Your Proxy Promptly. Instructions For The Proper Execution Of Proxies Are Set Forth On The Inside Cover.

CONSECO STOCKCAR STOCKS MUTUAL FUND, INC.
11825 N. Pennsylvania Street
Carmel, Indiana 46032

PROXY STATEMENT

The accompanying proxy is being solicited by the Board of Directors (the "Board") of the Conseco StockCar Stocks Mutual Fund, Inc. (the "Company") for voting at the special meeting of shareholders of the Company to be held at Conseco Conference Center, 530 College Drive, Carmel, Indiana, 11:00 a.m., local time, September 16, 2004, and at any and all adjournments thereof (the "Meeting"). This proxy statement was first mailed to shareholders on or about August 13, 2004.

The Company currently offers a single series of shares, the Conseco StockCar Stocks Index Fund (the "Fund").

Shareholders of the Fund are being asked to approve the following five proposals, which are described in more detail below:

O	Proposal 1 - Approval of a new investment advisory agreement

O	Proposal 2 - Approval of a new Rule 12b-1 plan

O	Proposal 3 - Approval of Second Amended and Restated Articles of Incorporation

O	Proposal 4 - Election of a new Board of Directors

O	Proposal 5 - Ratification of the Board's selection of PricewaterhouseCoopers, LLC to serve as the Fund's independent accountants for the current fiscal year

The Board has fixed the close of business on July 21, 2004 ("Record Date") as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. As of July 21, 2004, the Fund had 279,871.149 shares issued and outstanding.

PROPOSAL 1:

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

40|86 Advisors, Inc. ("40|86"), located at 535 College Drive, Carmel, Indiana serves as the Fund's investment adviser pursuant to an investment advisory agreement ("Current Advisory Agreement") dated April 28, 2000, which was last renewed and approved by the Board on February 19, 2004. The Current Advisory Agreement was last approved by shareholders on April 27, 2000 when 40|86 (formerly Conseco Capital Management, Inc.) purchased the assets of StockCar Stocks Advisors, LLC. 40|86 is a wholly-owned subsidiary of Conseco, Inc. (NYSE:CNO).

40|86 has entered into a Purchase Agreement to transfer to Summit Wealth Management, Inc. (“Summit”) its business relating to the management, administration, operation and distribution of the Fund (the “Transaction”). The closing of the Transaction (the “Closing”) will take place on September 30, 2004 or as soon thereafter as all the closing conditions are satisfied.

As a result of the Transaction, assuming shareholder approval of the proposals described in this proxy statement, Summit will serve as the Fund's new investment adviser and Summit Distributors, Inc. ("Summit Distributors") will serve as the Fund's new distributor. Total operating expenses of the Fund will not increase compared with current total operating expenses of 1.50% for a period of two years following the Closing. In addition, the distribution fee charged to the Fund will remain at its current level. Other affiliates of Summit may provide other services to the Fund.

A new investment advisory agreement between the Fund and Summit ("Proposed Advisory Agreement") is being proposed for approval by shareholders of the Fund. A copy of the form of the Proposed Advisory Agreement is attached hereto as Exhibit A.

Information about the Board's deliberations and the reasons for its recommendation are described below in "Board Considerations."

COMPARISON OF THE CURRENT AND PROPOSED ADVISORY AGREEMENTS

If the Proposed Advisory Agreement is approved by shareholders and the Transaction is consummated, Summit will act as the Fund's investment adviser. Under the Proposed Advisory Agreement, Summit would provide a continuous investment program for the Fund and, as part of its duties, would: (i) furnish investment research and management with respect to the investment of the Fund's assets, (ii) determine from time to time securities or other investments to be purchased, sold, retained, or lent by the Fund, (iii) furnish, without cost to the Fund, office space, equipment, facilities, and personnel to the Fund to the extent not provided by the Fund's administrator, (iv) maintain the Fund's books and records, (v) permit its directors, officers, and employees to serve, without compensation from the Company or the Fund, as Directors or officers of the Company, and (vi) provide periodic and special reports on the Fund's investments and other pertinent subjects as the Board may reasonably request. These services are the same as those provided by 40|86 under the Current Advisory Agreement.

Under the Proposed Advisory Agreement, the Fund will pay Summit an advisory fee computed at the annual rate of 0.65% of the average daily net assets of the Fund, as determined in accordance with the Fund's Prospectus and Statement of Additional Information. The Fund currently pays 40|86 an advisory fee at the annual rate of 0.65% of average daily net assets of the Fund. For the fiscal year ended 2003, after waivers, 40|86 received no fees for these advisory services.

Summit will waive receipt of its fees and/or assume certain expenses of the Fund for a minimum of two years after the Closing of the Transaction, if necessary, to maintain the Fund's total annual operating expenses at an amount not to exceed 1.50% annually. This 1.50% expense limitation is consistent with 40|86’s current commitment. A table describing the current and pro forma fees and expenses of the Fund as follows:

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The pro forma information reflects the effects of the Transaction. The information set forth below is based on the Fund's fees and expenses for the year ended September 30, 2003.

Shareholder Fees (fees paid directly from your investment)	Current	Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)	Current	Pro Forma
Management and Administration Fees	1.05%(1)	1.05%(2)
Distribution and/or Service (12-1) Fees	0.25%(3)	0.25%(3)
Other Expenses	3.85%	3.85%

Total Annual Fund Operating Expenses	5.15%	5.15%
Less: Expense Waivers and/or Reimbursements	(3.65%)	(3.65%)

Total Net Expenses	1.50%(4)	1.50%(4)

(1)	The current management fees includes a fee of 0.65% for investment advisory services to 40|86 and 0.40% for administrative and other services to Conseco Services, LLC.

(2)	The proposed management fees include a fee of 0.65% for investment advisory services to Summit and 0.40% for administrative and other services to Summit Services, LLC.

(3)
12b-1 fees cover a fund's sales, marketing and promotional expenses. Because they are paid out of the Fund on an ongoing basis, they increase the cost of your investment the longer you hold it and may end up costing you more than other types of sales charges.

(4)
Summit has contractually agreed to waive receipt of fees and/or pay certain expenses of the Fund, if it becomes necessary, to help ensure that the Fund’s total annual operating expenses do not exceed 1.50% annually for two years after the closing of the Transaction. 40|86 and Conseco Services, LLC contractually agreed to waive receipt of fees and/or paid certain expense of the Fund to help ensure that the Fund’s total annual operating expenses did not exceed 1.50% annually through April 31, 2005.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$153	$ 840	$ 1,901	$ 4,540

The examples for 1 and 3 years take into consideration Summit’s commitment to waive receipt of fees and/or pay certain expenses of the Fund for two years after the Closing of the Transaction to ensure that the Fund’s total annual operating expenses do not exceed 1.50% annually.

The example for all subsequent years after the initial two year period, does not take into consideration the expense waiver/reimbursement described above. If the expense limitation arrangement continues after the initial two years, your cost for the 3, 5 and 10 year periods would be lower.

Additional information about the administrative services is provided below in "Other Information Concerning Summit and Affiliates of Summit."

In order to conform with the "safe harbor" provisions of Section 15(f) of the Investment Company Act of 1940, as amended (“1940 Act”) with respect to the Transaction, Summit has agreed that it will use its reasonable best efforts (1) for a period of two years after the Closing, to ensure that there would not be imposed on the Fund an "unfair burden" (as defined in the 1940 Act) as a result of the Transaction, and (2) for three years after the Closing, to ensure that at least 75% of the members of the Board are members of the Board who are not parties to the Proposed Advisory Agreement or interested persons of any such party ("Independent Directors"). For at least two years, Summit will limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate noted above. As a result, the maximum expense ratio borne by the Fund will remain capped at its current level for two years after the Closing.

Under the Proposed Advisory Agreement, Summit will bear and pay the costs of rendering its services pursuant to the terms of the agreement, including the fees paid to any sub-adviser which Summit may retain. The Fund will bear and pay for all other expenses of its operation. The Current Advisory Agreement provides that the Fund shall pay all costs and expenses in connection with its operation and organization except to the extent that 40|86 has assumed such costs and expenses or that 40|86 is required by law to pay them.

The Current and Proposed Advisory Agreements both provide that the adviser shall not be liable for any error of judgment, or for any loss suffered by the Fund in connection with the matters to which the advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Fund's adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the advisory agreement.

The Proposed Advisory Agreement for the Fund will be dated as of the date of the consummation of the Transaction. The Proposed Advisory Agreement will continue in effect for an initial term of two (2) years and may continue thereafter from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act, or by a majority of the Board and, in either event, the vote of a majority of the Independent Directors, cast in person at a meeting called for such purpose.

ALLOCATION OF PORTFOLIO TRANSACTIONS

Under the Current Advisory Agreement, 40|86 has a duty to seek best execution of purchases and sales of portfolio securities for the Fund’s account. Consistent with this obligation, 40|86 may pay a higher broker commission or dealer spread on portfolio transactions in exchange for research, analysis, and other services. 40|86 must determine in good faith that the commission or spread is reasonable in terms of the particular transaction or of 40|86’s overall responsibility to the Fund and that the total commissions paid by the Fund are reasonable in relation to the anticipated benefits to the Fund over the long term. Under the Proposed Advisory Agreement, Summit will follow procedures substantially similar to 40|86’s procedures.

Under the Proposed Advisory Agreement, any research benefits derived will be available for all clients of Summit, including clients of affiliated companies. In selecting among firms believed to meet the criteria for handling a particular transaction, Summit may give consideration to those firms that have sold or are selling shares of the Fund, as well as to those firms that provide market, statistical, and other research information to the Fund and Summit. Summit may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical, and other research services if Summit determines in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm, viewed in terms either of a particular transaction or Summit’s overall responsibilities to the Fund or other clients. Under the Proposed Advisory Agreement, with respect to the allocation of portfolio transactions, Summit will follow procedures substantially similar to 40|86’s procedures.

During the last fiscal year ended September 30, 2003, the Fund paid no commissions to any affiliated broker/dealer.

OTHER INFORMATION CONCERNING SUMMIT AND AFFILIATES OF SUMMIT

The following information concerning Summit and affiliates of Summit has been provided to the Fund by Summit. As described below, Summit anticipates that, after the Closing, a number of Summit affiliates may provide services to the Fund.

The current senior officers of Summit and their principal occupations are set forth below.

Name and Address	Positions Held with Summit	Principal Occupation for Previous Five Years

Mark Morrow 2692 Madison Road Cincinnati, OH 45208	President	President, Summit Capital Holdings

Angelo Alecca 2500 Northwind Pkwy, Suite 225 Alpharetta, GA 30004	Principal	Co-Founder and Principal, Summit Capital Holdings

F. Bill Billimoria 1933 N. Meacham Road, Suite 200 Schaumbert, IL 60173	Principal	President, Billimoria Wealth Management

Dr. Elliot S. Lipson 2500 Northwind Pkwy, Suite 225 Alpharetta, GA 30004	Principal	Chief Executive Officer, Horizons Financial

Allan Westcott 2692 Madison Road Cincinnati, OH 45208	Principal	Senior Vice President, Provident Financial Advisors

After the Closing, Summit Distributors, a wholly owned subsidiary of Summit Capital Holdings, Inc. and an affiliated person of Summit, will be the distributor of shares of the Fund and will furnish certain other services to the Fund, as fully described in Proposal 2. Summit Capital Holdings, Inc. is a privately held corporation.

After the Closing, Summit Services, LLC ("Summit Services"), an affiliated person of Summit, will replace Conseco Services, LLC as the Fund's administrator. The administrator supervises all aspects of the operations of the Fund except those performed by the adviser. Under the proposed administration agreement, Summit Services will supervise the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, supervise the maintenance of books and records of the Fund, and provide other general and administrative services. Summit Services may, at its own expense, arrange for provision of any of these services by other companies. For providing these services, Summit Services is expected to receive compensation from the Fund at an annual rate of 0.40% for the first $50,000,000; 0.30% for the next $25,000,000; and 0.20% in excess of $75,000,000 of the Fund's average daily net assets. The services provided by Summit Services will commence after the Closing. The administrative and transfer agent services are direct expenses of the Fund.

BOARD CONSIDERATIONS

The Board met on February 19, 2004 to consider the Transaction and its anticipated effects upon the Fund and upon the investment management and other services provided to the Fund.

In connection with its deliberations, the Board evaluated the terms and conditions of the Proposed Advisory Agreement with Summit. The Board considered that Summit would waive receipt of its fees and/or assume certain expenses of the Fund to ensure that the Fund's total annual expenses will not exceed 1.50% of the Fund’s average daily net assets for two years following the Closing of the Transaction. The Board also considered a number of other factors, including the following: (1) Summit's assurance that mutual funds are a core business in a strategic market and would be an integral part of Summit's continuing asset management growth strategy; (2) the expectation that the Fund's investment objective, strategies, and policies would not change as a result of the Transaction; (3) the expectation that the nature and quality of the investment services provided to the Fund by Summit would be substantially equivalent to the services provided by 40|86; (4) Summit’s intention to conform the Proposed Advisory Agreement and other arrangements for Fund services to the safe harbor provisions of Section 15(f) of the 1940 Act; and (5) the potential to expand the distribution of the Fund's shares.

The Board was informed that Mr. Robert Carter, currently portfolio manager for 40|86, with day-to-day responsibility for the investment of the Fund's assets and maintenance of the Conseco StockCar Stocks Index (the “Index”), would become an employee of  Summit, primarily with respect to managing the Index, as well as providing assistance on the general investment advisory practices of the firm. Mr. Carter has served as the Fund’s portfolio manager since the inception of the Fund in September 1998. The Board considered this continuity of management in concluding that the proposed Transaction is in the best interests of the Fund’s shareholders.

The Board also considered the possible direct and indirect benefits to Summit from its advisory relationship to the Fund, including the receipt of investment research from broker-dealers who execute portfolio trades for the Fund. Other benefits which may flow to Summit or other Summit affiliates from the advisory relationship include: the benefit to Summit of having increased revenues from advisory fees if the assets of the Fund increase and the benefit of enhancing Summit’s product lines by offering Fund shares.

The Board reviewed Summit's financial reports and other information regarding Summit and Summit affiliates. In addition, counsel to the Board and the Independent Directors distributed an analysis of the Board's fiduciary obligations with respect to approving a new advisory agreement.

As a result of their deliberations and consideration of the Transaction and the Proposed Advisory Agreement, at its meeting on February 19, 2004, the Board, including the Independent Directors voting separately, voted unanimously to approve the new advisory agreement and to recommend it to shareholders for their approval.

The Board recommends that shareholders vote FOR Proposal 1.

PROPOSAL 2:

APPROVAL OF A PROPOSED RULE 12b-1 PLAN OF DISTRIBUTION

INTRODUCTION

A new Rule 12b-1 Plan is also required for the Transaction. An investment company, such as the Fund, may pay for the distribution of its shares pursuant to a plan of distribution (a "Rule 12b-1 Plan") that complies with the provisions of Rule 12b-1 under the 1940 Act. The Fund's current Rule 12b-1 Plan (“Current Rule 12b-1 Plan”)was approved by the Fund’s shareholders on April 27, 2000 and was last renewed and approved by the Board on February 19, 2004. Under this Rule 12b-1 Plan, the Fund's current Distributor, Conseco Equity Sales, Inc. (“CES”), receives a distribution fee, payable as an expense of the Fund. CES uses the Rule 12b-1 Plan fees for services related to the distribution of Fund shares. For the fiscal year ended September 30, 2003, the Fund paid CES $12,197 for these Rule 12b-1 Plan services.

In order to reflect the provision of services by Summit Distributors, the Board including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan ("Plan Directors"), voted, on February 19, 2004, to approve the proposed Rule 12b-1 Plan (“Proposed 12b-1 Plan”), and directed that it be submitted to shareholders of the Fund, along with a recommendation that such shareholders approve the Proposed Rule 12b-1 Plan. If the Proposed Rule 12b-1 Plan is approved, it will become effective and will replace the Current Rule 12b-1 Plan upon consummation of the Transaction. A form of the Proposed Rule 12b-1 Plan is attached hereto as Exhibit B. The annual fee under the Proposed Rule 12b-1 Plan, which is 0.25% of average daily net assets of the Fund, remains the same.

DESCRIPTION OF THE PROPOSED RULE 12b-1 PLAN

Assuming approval of this Proposal 2 by shareholders, under the Proposed Rule 12b-1 Plan, Summit Distributors would receive a distribution fee, payable as an expense of the Fund, to pay for distribution services and for servicing shareholder accounts. Similar to the Current Rule 12b-1 Plan with CES, Summit Distributors would bear all the expenses of providing distribution services (including the payment of any commissions or distribution fees to brokers or dealers, preparation of advertising or sales literature, and the cost of printing and mailing prospectuses to persons other than existing shareholders), as well as spend such amounts as it deems appropriate on the servicing of shareholder accounts (including payments to brokers, dealers and other financial intermediaries that provide such services).

Under both the Current and Proposed Rule 12b-1 Plans, the Fund pays or would pay the distributor a fee computed at the annual rate of 0.25% of the average daily net assets of the Fund.

In addition to providing distribution services, Summit may enter into related selling group agreements with various broker-dealers, including affiliates of Summit, that provide distribution services to Fund shareholders. As part of those selling group agreements, Summit may assign some or all of the fees payable under the Rule 12b-1 Plan to the brokers, dealers, and other financial intermediaries who sell shares of the Fund.

Under the Current and Proposed Rule 12b-1 Plans, the distributor may spend such amounts as it deems appropriate on the servicing of shareholder accounts, including, but not limited to, maintaining account records for shareholders, answering inquiries relating to shareholders’ accounts, the policies of the Fund, and the performance of their investments; providing assistance and handling transmission of funds in connection with purchase, redemption, and exchange orders for shares; providing assistance in connection with changing account setups and enrolling in various optional services; and producing and disseminating shareholder communications or servicing materials; and may pay compensation and expenses, including overhead, salaries, and telephone and other communications expenses, to brokers, dealers, other financial intermediaries, and their respective employees who provide such services.

The Proposed Rule 12b-1 Plan will continue in effect for an initial term of one year and may continue thereafter from year to year if specifically approved at least annually by vote of a "majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, or by the Board, including, in either event, the vote of a majority of the Independent Directors, cast in person at a meeting called for such purpose.

Pursuant to the Proposed Rule 12b-1 Plan, Summit will prepare reports to the Board on a quarterly basis showing the amounts paid to the various firms and such other information as from time to time the Board may reasonably request.

BOARD CONSIDERATIONS

In approving the Proposed Rule 12b-1 Plan, the Board, including the Independent Directors, concluded that the Proposed Rule 12b-1 Plan is in the best interest of the Fund because Summit Distributors, the proposed distributor, (1) will continue to provide substantially similar services under the Proposed Rule 12b-1 Plan as CES provides under the Fund’s Current 12b-1 Plan and (2) has established distribution channels currently being used for other investment products and mutual funds. These channels will allow for distribution of Fund shares through a significantly larger group of financial intermediaries with a goal of increasing total Fund shares sold. An increase in shares sold should spread the costs of distribution across a larger asset base, resulting in possible economies of scale that may ultimately benefit the Fund and its shareholders.

BOARD RECOMMENDATION

As a result of its consideration of the foregoing factors, the Board, including all of the Independent Directors voting separately, voted unanimously to approve the Proposed Rule 12b-1 Plan and to submit it to the shareholders for their approval.

The Board recommends that shareholders vote FOR Proposal 2.

PROPOSAL 3:

APPROVAL OF SECOND AMENDED AND RESTATED
ARTICLES OF INCORPORATION

The Company is organized as a Maryland corporation under Articles of Incorporation (the "Articles") dated as of May 18, 1998 and amended April 28, 2000. The Board has approved certain changes to the Articles and recommends that shareholders approve the proposed Second Amended and Restated Articles of Incorporation (the "Amended Articles"). A form of the Amended Articles is attached hereto as Exhibit C.

The Amended Articles set forth in greater detail the manner in which the Company operates. The principal changes to the Amended Articles are to conform the names, officers and directors to reflect the proposed changes that will occur upon the consummation of the Transaction. If the proposed Amended Articles are approved by shareholders, it is anticipated that the day-to-day operations of the Fund would be substantially the same as its current operations.

The Board recommends that shareholders vote FOR Proposal 3.

PROPOSAL 4:

ELECTION OF BOARD OF DIRECTORS

The current Board has nominated the three (3) individuals listed below (the Nominees") for election to the Board to serve as the new Board of the Company following the consummation of the Transaction. Biographical information about each Nominee is set forth below.

Each Nominee elected will serve as a Director until the next annual meeting of shareholders, or a special meeting held for that purpose; provided, however, if no annual meeting of the shareholders is required to be held in a particular year pursuant to the Company's By-Laws, Directors shall be elected at the next annual meeting held. The term of office of each Director shall be from the time of his or her election and until his or her successor shall have been elected and shall have qualified.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Summit Fund Complex Overseen by Nominee for Director	Other Directorships Held by Nominee for Director
Nominees for Director

Michael McCaw, 54 6800 Alberly Lane Cincinnati, OH 45243	Chairman	N/A	Vice Chairman, Belcan Corporation	N/A	None

Dr. Jess Parrish, 76 2805 Sentinel Midland, TX 79701	Director	4 Years	Director of the Company; Trustee of 40|86 Strategic Income Fund, Trustee of 40|86 Series Trust; Higher Education Consultant, Former Trustee, Conseco Fund Group and Former President, Midland College	1	Trustee: 40|86 Strategic Income Fund (1) and 40|86 Series Trust (7)

George Schnur, 51 7600 Valley Villas Dr. Parma, OH 044130	Director	N/A	Vice President, JPMorgan Chase	N/A	None

Upon consummation of the transaction, the Summit Fund Complex will consist of only StockCar Stocks Index Fund. Summit does not currently provide investment advisory services to any other registered investment company.

The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. Should any of the Nominees become unable to accept election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend. Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Director if elected. The Board knows of no reason why any of its Nominees would be unable to accept election.

To the knowledge of the Fund's management, as of the Record Date, the Directors, Nominees, and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

In addition, there are no individuals who own of record or are known by the Fund to own 5% or more of the Fund's outstanding securities.

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Nominee in the Summit Fund Complex

Nominees for Directors

Michael McCaw	$0	$0

Dr. Jess Parrish	$0	$0*

George Schnur	$0	$0

*Dr. Parrish has an investment in 40|86 Series Trust, for whom he currently serves as a Trustee, of over $100,000.

As of June 30, 2004, no Independent Director or Nominee for Independent Director owned any securities beneficially or of record in 40|86, Summit, Summit Distributors, or CES, or of any person directly or indirectly controlling, controlled by or under common control with those entities.

Name	Aggregate Compensation from Fund	Total Compensation from Fund and Summit Fund Complex Paid to Directors

Nominees for Director

Michael McCaw	$0	$0

Dr. Jess Parrish	$4,250	$4,250*

George Schnur	$0	$0

* Dr. Parrish received total compensation of $44,000 from the Conseco Fund Complex for oversight of 18 funds for the Fund's fiscal year ended September 30, 2003.

Arrangements for Selection as Nominee or Officer

The Board of Directors of the Fund reviewed all Nominees. There exist no arrangements or understandings between any Nominee and any other person pursuant to which any such Nominee was selected as a Nominee. There exist no arrangements or understandings between any officer of the Fund and any other person pursuant to which any such officer was selected as an officer.

Related Positions Held by Independent Nominees

Except as disclosed, no Independent Nominee and no immediate family member thereof holds, or has held within the past five years, any position, as a director, general partner, officer, employee or otherwise, with the Fund, any fund having the same investment adviser or principal underwriter as the Fund, any fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of the Fund, any investment adviser or principal underwriter of the Fund or any person in a control relationship with any investment adviser or principal underwriter of the Fund.

Interests of Independent Nominees in Affiliated Persons

Except as disclosed, no Independent Nominee, and no immediate family member thereof, has, and at no time in the past five years had, any direct or indirect interest, the value of which exceeds $60,000, in any investment adviser or principal underwriter of the Fund, or in any person (other than a fund) in a control relationship with any investment adviser or principal underwriter of the Fund.

Interests of Independent Nominees in Affiliated Transactions

No Independent Nominee, and no immediate family member thereof, has, and at no time since the beginning of the past two completed fiscal years of the Fund had, any direct or indirect material interest in any transaction or series of similar transactions involving amounts in excess of $60,000 to which any of the following persons was or is a party: (a) of the Funds; (b) any officer of the Fund; (c) any fund having the same investment adviser or principal underwriter as the Fund; (d) any fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of the Fund; (e) any officer of the fund having the same investment adviser or principal underwriter as the Fund; (f) any officer of the fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of the Fund; (g) any investment adviser or principal underwriter of the Fund; (h) any officer of any investment adviser or principal underwriter of the Fund; (i) any person in a control relationship with any investment adviser or principal underwriter of the Fund; or (j) any officer of any person in a control relationship with any investment adviser or principal underwriter of the Fund.

Relationships of Independent Nominees with Affiliated Persons

No Independent Nominee, and no immediate family member thereof, has, and at no time since the beginning of the past two completed fiscal years of the Fund had, any direct or indirect relationship involving amounts in excess of $60,000 with any of the following persons: (a) the Funds; (b) any officer of the Funds; (c) any fund having the same investment adviser or principal underwriter as the Fund; (d) any fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of the Fund; (e) any officer of any fund having the same investment adviser or principal underwriter as the Fund; (f) any officer of any fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of the Fund; (g) any investment adviser or principal underwriter of the Fund; (h) any officer of any investment adviser or principal underwriter of the Fund; (i) any person in a control relationship with any investment adviser or principal underwriter of the Funds; or (j) any officer of any person in a control relationship with any investment adviser or principal underwriter of the Fund. For purposes of this section, "relationship" includes payments of property or services to or from any person specified above; provision of legal services to any person specified above; provision of investment banking services to any person specified above, other than as a participating underwriter in a syndicate; and any consulting or other relationship substantially similar in nature and scope to any of the relationships listed in this sentence.

Potential Associative Conflicts of Interest of the Nominees

No officer of any investment adviser or principal underwriter of the Fund, and no officer of any person in a control relationship with any investment adviser or principal underwriter of the Fund, serves, and at no time since the beginning of the past two completed fiscal years served, as a director of any company for which a Independent Nominee is, or at any time since the beginning of the past two completed fiscal years was, an officer.

Committees of the Board of Directors

The Board is responsible for the overall management and supervision of the Fund’s affairs and or protecting the interests of the Fund’s shareholders. The Board has committees to perform specific functions on behalf of the Fund. Each committee consists of only the independent directors. The committees are described below and a table setting forth the number of meetings held by the Board and each committee during the fiscal year September 30, 2003 appear below.

Audit Committee

The Audit Committee provides oversight regarding (i) the Fund's accounting and financial reporting practices and (ii) the quality and objectivity of the Fund's financial statements. Each member of the Audit Committee is financially literate and at least one member has prior accounting or related financial management expertise.

Other Committees

The Fund also has a nominating committee, compensation committee, insurance committee and retirement committee comprised of its Independent Directors. The nominating committee reviews and nominates candidates to serve as Independent Trustees. The nominating committee generally will not consider nominees recommended by shareholders of the Fund.

The compensation committee periodically reviews and evaluates the compensation of the Independent Directors and recommends changes, as necessary. The insurance committee periodically reviews and evaluates the Fund’s insurance coverage. The retirement committee periodically reviews and evaluates the retirement policy and recommends changes, as necessary.

The Board and its committees held the following numbers of meetings during the fiscal year ended September 30, 2003:

Board Meetings	4

Audit Committee	3

Nominating Committee	3

Compensation Committee	3

Insurance Committee	3

Retirement Committee	3

During the fiscal year ended September 30, 2003, each of the current Directors attended 75% or more of the respective meetings of the Board and the committees of which each such Director is a member.

The Board recommends that shareholders vote FOR all the Nominees.

PROPOSAL 5:

RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

The Fund's independent accountants must be appointed by a majority of the Fund's Independent Directors, and that appointment must be submitted to the Fund's shareholders for ratification or rejection. The employment of the independent accountants is conditioned upon the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate the employment without penalty.

The Fund's current independent accountants, PricewaterhouseCoopers LLP (“PwC”), were appointed by the Board, including a majority of the Independent Directors, to audit the books and records of the Fund for the current fiscal year ending September 30, 2004.

The Board, including a majority of the Independent Directors, has selected, and recommends that shareholders ratify the selection of, PricewaterhouseCoopers LLP to audit the books and records of the Fund for the current fiscal year. Apart from fees received as independent accountants, neither PwC nor any of its partners has a direct, or material indirect, financial interest in the Fund. Representatives of PwC are not expected to be available at the meeting, but have been given an opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

Fees paid to Independent Accountant
The following table sets forth the aggregate fees billed by PwC for the Fund’s last two fiscal years for professional services rendered for (1) audit services, including the audit of the Fund’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (2) audit related services associated with the review of the Fund’s semi-annual financial statements not included under (1) above; (3) tax services consisting primarily of tax compliance, tax advice and tax planning; and (4) other services.

Fiscal Year	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
2002	$28,000	$0	$4,661	$0

2003	$20,600	$0	$1,900	$0

All of the audit fees, audit related fees, tax fees and other fees billed by PwC for services provided to the Fund in the fiscal years ended September 30, 2002 and September 30, 2003 were pre-approved by the Audit Committee. The aggregate amount of fees paid for non-audit services billed to the Fund, the Fund’s investment adviser and Adviser Affiliates was $193,639 for the fiscal year ended September 30, 2002 and $10,436 for the fiscal year ended September 30, 2003.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Fund’s investment adviser and Adviser Affiliates is compatible with maintaining PwC’s independence and has concluded that the provision of such non-audit services by PwC does not compromise PwC’s independence.

Audit Committee Pre-Approval of Independent Accountant Services

The Audit Committee has adopted pre-approval policies and procedures. Prior to engaging the accountant to render audit or non-audit services, the engagement is approved by the Fund’s audit committee. The Chairman of the Audit Committee is authorized to pre-approve engagement of the accountant to perform other non-audit services for the Fund and to report such pre-approvals to the Audit Committee at their next meeting.

The Board recommends that shareholders vote FOR the ratifications of the selection of PricewaterhouseCoopers LLP.

OTHER INFORMATION

PROXY SOLICITATION

The cost of preparing, printing, and mailing the enclosed proxy, notice, and proxy statement and all other costs in connection with the solicitation of proxies will be paid either by Summit or 40|86. Summit will pay up to $50,000 of such cost and thereafter, Summit and 40|86 will each pay one-half of the costs of the shareholder meeting. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of Summit and certain financial services firms and their representatives, may solicit proxies by telephone, telegraph or personally. In addition, 40|86 and Summit may retain a proxy solicitor to solicit proxies on behalf of the Fund's Directors. The fee, if any, will be borne by Summit and/or 40|86.

GENERAL

A copy of your Fund's most recent annual report and semi-annual report are available without charge upon request by writing to the Fund, c/o William P. Kovacs, Secretary, 11825 N. Pennsylvania Street, Carmel, Indiana 46032 or by calling 1-866-299-4086.

CURRENT FUND OFFICERS

Information about the Fund’s executive officers is set forth below. The business address of each officer is 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

Name, Age and Position with Fund	Principal Occupation and Business Experience for the Past Five Years

Interested Officers of the Fund

Gregory J. Hahn, 43 President and Director	Chartered Financial Analyst; Chief Investment Officer and Senior Vice President, 40|86; President, Trustee and portfolio manager of other investment companies managed by 40|86.

William P. Kovacs, 58 Vice President and Secretary
Vice President, Senior Counsel, Chief Compliance Officer, 40|86; Vice President and Secretary of other investment companies managed by 40|86; Previously, Of Counsel to Shefsky & Froelich and Rudnick & Wolfe.

Audrey L. Kurzawa, 36 Treasurer	Certified Public Accountant; Vice President and Controller, 40|86; Treasurer of other investment companies managed by 40|86.

William T. Devanney, 48 Vice President	Senior Vice President, Corporate Taxes of Conseco Services, LLC and various affiliates. Vice President of other investment companies managed by 40|86.

PROPOSALS OF SHAREHOLDERS

As a Maryland corporation, the Company is not required to hold annual shareholder meetings unless required under the 1940 Act, but will hold special meetings if required or deemed desirable. Since the Company does not hold regular shareholder meetings, the anticipated date of the next special shareholder meeting cannot be provided. To be included in the proxy solicitation material for a special shareholder meeting, a shareholder proposal must be received by the Company not later than four (4) months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board of the Fund is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

VOTING, QUORUM

Each share of the Fund is entitled to one vote on each matter submitted to a vote of the holders of the Fund at the Meeting shares have cumulative voting rights.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR Items 1, 2, 3 and 5 and FOR Item 4, the election of the persons who have been nominated as directors of the Fund. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

A "majority of the outstanding voting securities", as defined in the 1940 Act, means the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund.

Proposals 1, 2 and 3 require the affirmative vote of two-thirds of the outstanding voting securities of the Fund. Proposal 4 requires a plurality vote of the total outstanding shares of the Fund for each nominee, which means that the three nominees receiving the largest number of votes will be elected. Proposal 5 requires the affirmative vote of a majority of the votes cast.

The Company's Articles of Incorporation and By-Laws provide that the presence at a shareholder meeting in person or by proxy of at least 33 1/3% of the shares of the Fund constitutes a quorum. If, by the time scheduled for the Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes in favor of any of the items have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further soliciting of proxies from shareholders. Any adjournment will require the affirmative vote of a majority of the shares present (in person or by proxy) at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment if they determine that adjournment and additional solicitation are reasonable and in the interest of shareholders.

In counting shareholder votes, abstentions and "broker-non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On Proposals 1, 2 and 3, abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Proposals. On Proposal 4, abstentions and broker non-votes will have no effect; three nominees receiving the largest number of votes will be elected. On Proposal 5, abstentions and broker non-votes will not be counted as "votes cast" and will not affect the result of the vote. The Board recommends an affirmative vote on all Proposals.

PLEASE COMPLETE, SIGN AND RETURN
THE ENCLOSED PROXY PROMPTLY.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,

William P. Kovacs
---------------------------------
Secretary

EXHIBIT A

FORM OF
INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT
Between STOCKCAR STOCKS MUTUAL FUND, INC.
and
SUMMIT WEALTH MANAGEMENT, INC.

THIS INVESTMENT ADVISORY AGREEMENT is entered into as of this ____ day of __________, 2004, by and between StockCar Stocks Mutual Fund, Inc. (the "Company"), a Maryland corporation, and Summit Wealth Management, Inc.. (the "Adviser"), a ________ corporation.

WITNESSETH:

WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the " 1940 Act"), as an open-end diversified management investment company;

WHEREAS, the Company is authorized to issue various series of shares, each of which represents a separate diversified portfolio of investments, and may establish additional series of shares (each series now or hereafter listed on Schedule A hereto, as such schedule may be amended from time to time, shall be referred to herein as a "Fund");

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940;

WHEREAS, the Company desires to retain the Adviser to render investment advice and furnish portfolio management services to each Fund; and

WHEREAS, the Adviser is willing to render such advice and furnish such services pursuant to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties mutually agree as follows:

1.   Employment; Duties of the Adviser. (a) The Company hereby employs the Adviser as investment adviser of each Fund. The Adviser hereby accepts such employment and agrees to provide the services set forth herein in return for the compensation under Paragraph 7.

(b)   Subject to the supervision and direction of the Board of Directors of the Company (the "Directors"), the Adviser shall provide a continuous investment program for each Fund and shall, as part of its duties hereunder, (i) furnish investment research and management with respect to the investment of the assets of each Fund, (ii) determine from time to time securities or other investments to be purchased, sold, retained or lent by each Fund, (iii) furnish, without cost to each Fund, such office space, equipment, facilities and personnel as needed for servicing the investments of the Fund to the extent not provided by the Company's administrator under a separate agreement with the Company, (iv) maintain all books and records with respect to portfolio transactions of each Fund, and (v) permit its directors, officers and employees to serve, without compensation from the Company or each Fund, as Directors or officers of the Company. The Adviser shall carry out its duties under this Agreement in accordance with each Fund's stated investment objective, policies, and restrictions, the 1940 Act and other applicable laws and regulations, and such other guidelines as the Directors may reasonably establish from time to time.

(c)   The Adviser will place orders for each Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best net results in terms of price and execution. Consistent with this obligation, the Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers that provide brokerage and research services. The Adviser may pay such brokers and dealers a higher commission than may be charged by other brokers and dealers if the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. This determination may be viewed in terms either of the particular transaction or of the overall responsibility of the Adviser to the Funds and its other clients.

2.   Retention of a Sub-Adviser. Subject to such approval as may be required under the 1940 Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of making investment recommendations and research available to the Adviser. Retention of a sub-adviser with respect to any or all Funds shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement, and the Adviser shall be responsible to the Company and each such Fund for all acts or omissions of the sub-adviser in connection with the performance of the Adviser's duties hereunder.

3.   Independent Contractor Status; Services Not Exclusive. The Adviser shall, for all purposes herein, be deemed to be an independent contractor. The services to be rendered by the Adviser pursuant to the provisions of this Agreement are not to be deemed exclusive and the Adviser shall therefore be free to render similar or different services to others, provided that, its ability to render the services described herein shall not be impaired thereby.

4.   Furnishing of Information. (a) Each Fund shall from time to time furnish or make available to the Adviser detailed statements of the investments and assets of the Fund, information pertaining to the investment objectives and needs of the Fund, financial reports, proxy statements, and such legal or other information as the Adviser may reasonably request in connection with the performance of its obligations hereunder.

(b)   The Adviser will furnish the Directors with such periodic and special reports (including data on securities, economic conditions and other pertinent subjects) as the Directors may reasonably request.

5.   Fund Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all records which it maintains for the Company shall be the property of the Company and shall be surrendered promptly to the Company upon request. The Adviser further agrees to preserve all such records for the periods prescribed by Rule 3la-2 under the 1940 Act. The Adviser agrees that it will maintain all records and accounts regarding the investment activities of each Fund in a confidential manner. All such accounts or records shall be made available within five (5) business days of request to the accountants or auditors of each Fund during regular business hours at the Adviser's offices. In addition, the Adviser will provide any materials reasonably related to the investment advisory services provided hereunder as may be reasonably requested in writing by the designated officers of the Company or as may be required by any duly constituted authority.

6.   Allocation of Costs and Expenses. (a) The Adviser shall pay the costs of rendering its services pursuant to the terms of this Agreement, other than the costs of securities (including brokerage commissions, if any) purchased by the Funds.

(b)       Each Fund shall bear all expenses of its operation (including its proportionate share of the general expenses of the Company) not specifically assumed by the Adviser. Expenses borne by each Fund shall include, but are not limited to, (i) organizational and offering expenses of the Fund and expenses incurred in connection with the issuance of shares of the Fund; (ii) fees of the Company's custodian and transfer agent; (iii) costs and expenses of pricing and calculating the net asset value per share for each class of the Fund and of maintaining the books and records required by the 1940 Act; (iv) expenditures in connection with meetings of shareholders and Directors, other than those called solely to accommodate the Adviser; (v) compensation and expenses of Directors who are not interested persons of the Company or the Adviser ("Disinterested Directors"); (vi) the costs of any liability, uncollectible items of deposit and other insurance or fidelity bond; (vii) the cost of preparing, printing, and distributing prospectuses and statements of additional information, any supplements thereto, proxy statements, and reports for existing shareholders; (viii) legal, auditing, and accounting fees; (ix) trade association dues; (x) filing fees and expenses of registering and maintaining registration of shares of the Fund under applicable federal and state securities laws; (xi) brokerage commissions; (xii) taxes and governmental fees; and (xiii) extraordinary and non-recurring expenses.

(c)   To the extent the Adviser incurs any costs which are an obligation of a Fund as set forth herein and to the extent such costs have been reasonably rendered, the Fund shall promptly reimburse the Adviser for such costs.

7.   Investment Advisory Fees. (a) As compensation for the advice and services rendered and the expenses assumed by the Adviser pursuant hereto, each Fund shall pay to the Adviser a fee computed at the annual rate set forth on Schedule A hereto, as such schedule may be amended from time to time.

(b)   The investment advisory fee shall be accrued daily by each Fund and paid to the Adviser at the end of each calendar month.

(c)   In the case this Agreement becomes effective or terminates with respect to any Fund before the end of any month, the investment advisory fee for that month shall be calculated on the basis of the number of business days during which it is in effect for that month.

8.   Additional Funds. In the event that the Company establishes one or more series of shares with respect to which it desires to have the Adviser render services under this Agreement, it shall so notify the Adviser in writing. If the Adviser agrees in writing to provide said services, such series of shares shall become a Fund hereunder upon execution of a new Schedule A and the approval of the Directors and the shareholders of the series as required by the 1940 Act.

9.   Compliance with Applicable Law. Nothing contained herein shall be deemed to require the Funds to take any action contrary to (a) the Second Amended and Restated Articles of Incorporation, (b) the By-laws of the Company, or (c) any applicable statute or regulation. Nothing contained herein shall be deemed to relieve or deprive the Directors of their responsibility for and control of the conduct of the affairs of the Company or the Funds.

10.   Liability. (a) In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard by the Adviser of its obligations or duties hereunder, the Adviser shall not be subject to liability to the Company or any Fund or its shareholders for any act or omission in the course of or in connection with rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

(b)   No provision of this Agreement shall be construed to protect any Director or officer of the Company, or any director or officer of the Adviser, from liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence on the part of such person, or reckless disregard by such person of obligations or duties hereunder.

(c)   A copy of the Company's Second Amended and Restated Articles of Incorporation is on file with the Secretary of Maryland, and notice is hereby given that this Agreement is executed on behalf of the Directors as Directors and not individually. The Adviser acknowledges and agrees that the obligations of a Fund hereunder are not personally binding upon any of the Directors or shareholders of the Fund but are binding only upon property of that Fund and no other.

11.   Term of Agreement. This Agreement shall become effective on the date above written with respect to each Fund listed on Schedule A hereto on such date and shall continue in effect for two years from such date unless sooner terminated as hereinafter provided. With respect to each series added by execution of a new Schedule A, this Agreement shall become effective on the date of such execution and shall remain in effect for two years after such execution unless sooner terminated as hereinafter provided. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year so long as such continuation is approved at least annually for each Fund by (i) the Directors or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Disinterested Directors, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

12.   Termination. This Agreement may be terminated with respect to any Fund at any time without payment of any penalty (a) by the Directors or by vote of a majority of the outstanding voting securities of the Fund, upon delivery of sixty (60) days' written notice to the Adviser, or (b) by the Adviser upon sixty (60) days' written notice to the Fund. Termination of this Agreement with respect to one Fund shall not affect the continued effectiveness of this Agreement with respect to any other Fund. This Agreement shall terminate automatically in the event of its assignment.

13.   Amendment of Agreement. This Agreement may only be modified or amended by mutual written agreement of the parties hereto.

14.   No Waiver. The waiver by any party of any breach of or default under any provision or portion of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach or default.

15.   Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, except insofar as the 1940 Act may be controlling.

16.   Definitions. For purposes of application and operation of the provisions of this Agreement, the terms "majority of the outstanding voting securities, "interested persons," and "assignment" shall have the meaning as set forth in the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17.   Severability. The provisions of this Agreement shall be considered severable and if any provision of this Agreement is deemed to be invalid or contrary to any existing or future law, such invalidity shall not impair the operation of or affect any other provision of this Agreement which is valid.

19.   Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers on the day and year first above written.

ATTEST:	STOCKCAR STOCKS MUTUAL FUND, INC.

By:_________________________________

Name of Officer
Title of Officer

ATTEST:	SUMMIT WEALTH MANAGEMENT, INC.

By:_________________________________

Name of Officer
Title of Officer

EXHIBIT B

FORM OF
Plan of Distribution and Service
Pursuant to Rule 12b-1

Plan of Distribution and Service
Pursuant to Rule 12b-1

STOCKCAR STOCKS MUTUAL FUND, INC.

________ ____, 2004

WHEREAS, StockCar Stocks Mutual Fund, Inc. (the “Company”), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company;

WHEREAS, the Company is authorized to issue various series of shares, each of which represents a separate portfolio of investments, and may establish additional series of shares (each series of the Company shall be referred to herein as a “Fund”); and

WHEREAS, the Company is authorized to issue shares of each Fund in one or more classes (each a “Class”).

WHEREAS, the Company has engaged Summit Distributors, Inc. (the “Distributor”) as distributor of the shares of the Fund pursuant to a Principal Underwriting Agreement dated _________ ____, 2004; and

WHEREAS, the Company desires to adopt a Plan of Distribution and Service (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to those Classes of the Fund listed on Schedule A hereto, as such schedule may be amended from time to time, (each a “Designated Class” and collectively the “Designated Classes”) and the Board of Directors of the Company (the “Directors”) has determined that there is a reasonable likelihood that adoption of this Plan will benefit the Company, each Fund and the shareholders of each Designated Class thereof.

NOW, THEREFORE, the Company, with respect to each Designated Class, hereby adopts this Plan in accordance with Rule 12b-1, on the following terms and conditions:

1.
Each Fund shall pay to the Distributor, as compensation for distributing each Designated Class’s shares and for servicing shareholder accounts, a fee for each Designated Class computed at the annual rate set forth on Schedule A hereto, as such schedule may be amended from time to time. The fees shall be payable regardless of whether those fees exceed or are less than the actual expenses incurred by the Distributor with respect to that Designated Class in a particular year. Such compensation shall be calculated and accrued daily and paid monthly or at such other intervals as the Directors may determine.

2.
As principal underwriter of each Designated Class’s shares, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of such shares, including, but not limited to, compensation to employees of the Distributor; compensation to the Distributor and to brokers, dealers or other financial intermediaries that have a Selling Group Agreement in effect with the Distributor (“Authorized Dealers”); expenses of the Distributor and Authorized Dealers, including overhead, salaries, and telephone and other communication expenses; the printing of prospectuses, statements of additional information, and reports for other than existing shareholders; and the preparation, printing, and distribution of sales literature and advertising materials.

The Distributor may spend such amounts as it deems appropriate on the servicing of shareholder accounts, including, but not limited to, maintaining account records for shareholders; answering inquiries relating to shareholders’ accounts, the policies of the Funds and the performance of their investments; providing assistance and handling transmission of funds in connection with purchase, redemption and exchange orders for shares; providing assistance in connection with changing account setups and enrolling in various optional services; and producing and disseminating shareholder communications or servicing materials; and may pay compensation and expenses, including overhead, salaries, and telephone and other communications expenses, to Authorized Dealers and employees who provide such services.

3.
This Plan shall not take effect with respect to any Class of a Fund until the Plan, together with any related agreement(s), has been approved for the Class of the fund by votes of a majority of both (a) the Directors and (b) those Directors who are not “interested persons” of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the “Rule 12b-1 Directors”) cast in person at a meeting called for the purpose of voting on the Plan and such related agreement(s); and only if the Directors who approve the Plan have reached the conclusion required by 12b-1(e) with respect to that Class’s shares.

4.
This Plan shall remain in effect for one year from the date above written and shall continue in effect with respect to each Designated Class thereafter so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 3.

5.
The Distributor shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts expended by the Distributor under the Plan and the purposes for which such expenditures were made.

6.
This Plan may be terminated with respect to any Designated Class at any time by vote of a majority of the Rule 12b-1 Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Designated Class, voting separately from any other Class.

7.
This Plan may not be amended to increase materially the amount of compensation payable by any Designated Class under paragraph 1 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Designated Class, voting separately from any other Class. No material amendment to the Plan shall be made unless approved in the manner provided in paragraph 3 hereof.

8.
While this Plan is in effect, the selection and nomination of Directors who are not “interested persons” of the Company (as defined in the 1940 Act) shall be committed to the discretion of the Directors who are themselves not such interested persons.

9.
The Company shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of the Plan, any such agreement, or any such report, as the case may be, the first two years in an easily accessible place.

IN WITNESS WHEREOF, the Company has executed this Plan as of the day and year first above written.

           STOCKCAR STOCKS MUTUAL FUND, INC.

By: ________________________________
Name of Officer
Title of Officer

SCHEDULE A

Series	Annual Fee
StockCar Stocks Mutual Fund, Inc.

Direct Class	0.25%

EXHIBIT C
SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

SECOND AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
STOCKCAR STOCKS MUTUAL FUND, INC.

Stockcar Stocks Mutual Fund, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its existing Articles of Incorporation by adopting the following Second Amended and Restated Articles of Incorporation, as approved by a majority of the Board of Directors on February 19, 2004 and as approved by an affirmative vote of shareholders holding two thirds of the outstanding voting securities of the Corporation. The provisions set forth in this Second Amended and Restated Articles of Incorporation amend several provisions of the existing Articles of Incorporation and restate all the provisions of the charter currently in effect and otherwise permitted by Maryland General Corporate Law.

FIRST: Incorporator

Vera M. Norris, whose post office address is 11 East Chase Street, Baltimore, MD 21202, being at least eighteen years of age, under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, did act as the sole incorporator with the intention of forming a corporation.

SECOND: Name.

The name of the Corporation is Stockcar Stocks Mutual Fund, Inc.

THIRD: Duration.

The duration of the Corporation shall be perpetual.

FOURTH: Corporate Purposes.

The purposes for which the Corporation is formed are to act as an open-end management investment company under the Investment Company Act of 1940, as amended, and to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations of a similar character by the Public General Laws of the State of Maryland now or hereafter in force.

FIFTH: Address and Resident Agent.

The post office address of the principal office of the Corporation in this State is c/o CSC – Lawyers Incorporating Service Company, 11 East Chase Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in this State is CSC – Lawyers Incorporating Service Company, and the post office address of the resident agent is 11 East Chase Street, Baltimore, Maryland 21202.

SIXTH: Capital Stock.

Section 6.1. Authority to Issue. The total number of shares of capital stock which the Corporation shall have authority to issue is five hundred million (500,000,000) shares, $0.001 par value per share ("Shares"), having an aggregate par value of $500,000, comprising 500 million (500,000,000) Shares of the Conseco Stockcar Stocks Mutual Fund. The Shares may be issued by the Board of Directors in such separate and distinct series (“Series") and classes of Series (“Classes”) as the Board of Directors shall from time to time create and establish. The Board of Directors shall have full power and authority, in its sole discretion, to create and establish Series and Classes having such preferences, rights, voting powers, terms of conversion, restrictions, limitations on dividends, qualifications, and terms and conditions of redemption as shall be fixed and determined from time to time by resolution or resolutions providing for the issuance of such Shares adopted by the Board of Directors. In event of establishment of Classes, each Class of a Series shall represent interests in the assets of that Series and have identical voting, dividend, liquidation and other rights and the same terms and conditions as any other Class of that Series, except as provided in these Articles of Incorporation and except that expenses allocated to the Class of a Series may be borne solely by such Class as shall be determined by the Board of Directors and a Class of a Series may have exclusive voting rights with respect to matters affecting only that Class. Expenses related to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular Class or Series may be charged to and borne solely by such Class or Series and the bearing of expenses solely by a Class or Series may be appropriately reflected (in a manner determined by the Board of Directors) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of each Class or Series. In addition, the Board of Directors is hereby expressly granted authority to increase or decrease the number of Shares of any Series or Class, but the number of Shares of any Series or Class shall not be decreased by the Board of Directors below the number of Shares thereof then outstanding.

The Board of Directors of the Corporation is authorized from time to time to classify or to reclassify, as the case may be, any unissued Shares of the Corporation in separate Series or Classes. The Shares of said Series or Classes shall have such preferences, rights, voting powers, terms of conversion, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as shall be fixed and determined from time to time by the Board of Directors. The Corporation may hold as treasury shares, reissue for such consideration and on such terms as the Board of Directors may determine, or cancel, at their discretion from time to time, any Shares reacquired by the Corporation. No holder of any of the Shares shall be entitled as of right to subscribe for, purchase, or otherwise acquire any Shares of the Corporation which the Corporation proposes to issue or reissue.

The Corporation shall have authority to issue any additional Shares hereafter authorized and any Shares redeemed or repurchased by the Corporation. All Shares of any Series or Class when properly issued in accordance with these Articles of Incorporation shall be fully paid and nonassessable.

Section 6.2. Redemption by Stockholders. Each holder of Shares ("Stockholder") shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his or her Shares at a redemption price per Share equal to the net asset value per Share at such time as the Board of Directors shall have prescribed by resolution. In the absence of such resolution, the redemption price per Share shall be the net asset value next determined (in accordance with Section 6.4) after receipt by the Corporation of a request for redemption in proper form less such charges as are determined by the Board of Directors and described in the Corporation's Registration Statement under the Securities Act of 1933. The Board of Directors may specify conditions, prices, and places of redemption, and may specify binding requirements for the proper form or forms of requests for redemption. Payment of the redemption price may be wholly or partly in securities or other assets at the value of such securities or assets used in such determination of net asset value, or may be in cash. Notwithstanding the foregoing, the Board of Directors may postpone payment of the redemption price and may suspend the right of the holders of Shares to require the Corporation to redeem Shares during any period or at any time when and to the extent permissible under the Investment Company Act of 1940.

Section 6.3. Redemption by the Corporation. If, at any time, when a request for transfer or redemption of Shares of any Series is received by the Corporation or its agent, the value of the Shares of such Series in a Stockholder’s account is less than two hundred fifty dollars ($250), or such greater amount as the Board of Directors in their discretion shall have determined, after giving effect to such transfer or redemption, the Board of Directors may cause the Corporation to redeem at current net asset value the remaining Shares of such Series in such Stockholder’s account. No such redemption shall be effected unless the Corporation has given the Stockholder at least sixty (60) days' notice of its intention to redeem the Shares and an opportunity to purchase a sufficient number of additional Shares to bring the current net asset value of his or her Shares in such Series to two hundred fifty dollars ($250). Upon redemption of Shares pursuant to this Section, the Corporation shall promptly cause payment of the full redemption price to be made to the holder of Shares so redeemed.

Section 6.4. Net Asset Value per Share. The net asset value of each Share of the Corporation, or each Series or Class, shall be the quotient obtained by dividing the value of the net assets of the Corporation, or if applicable of the Series (being the value of the assets of the Corporation or of the particular Series less its actual and accrued liabilities exclusive of capital stock and surplus), by the total number of outstanding Shares of the Corporation, or of the Series. Such determination may be made on a Series-by-Series basis or made or adjusted on a Class-by-Class basis, as appropriate and shall include any expenses allocated to a specific Series or Class thereof. The Board of Directors shall have the power and duty to determine from time to time the net asset value per Share at such times and by such methods as it shall determine, subject to any restrictions or requirements under the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereof promulgated or issued by the Securities and Exchange Commission or insofar as permitted by any order of the Securities and Exchange Commission applicable to the Corporation. The Board of Directors may delegate such power and duty to any one or more of the directors and officers of the Corporation, the Corporation's administrator, investment adviser, custodian or depository of the Corporation's assets, or another agent of the Corporation.

Section 6.5. Establishment of Series or Class. The establishment of any Series or Class shall be effective upon the adoption of a resolution by a majority of the Directors setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Directors may by a majority vote abolish that Series or Class and the establishment and designation thereof.

Section 6.6. Assets and Liabilities of Series. All consideration received by the Corporation for the issuance or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series shall be allocated by the Board of Directors between and among one or more of the Series in such manner as the Board of Directors, in its sole discretion, deems fair and equitable. Each such allocation shall be conclusive and binding upon the Stockholders of all Series for all purposes, and shall be referred to as assets belonging to that Series. The assets belonging to a particular Series shall be so recorded upon the books of the Corporation. The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series or allocable to any particular Class thereof shall be borne by that Series or allocable to any particular Class. Any general liabilities, expenses, costs, charges, or reserves of the Corporation which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Board of Directors between or among any one or more of the Series or Classes in such a manner as the Board of Directors in its sole discretion deems fair and equitable. Each such allocation shall be conclusive and binding upon the Stockholders of all Series or Classes for all purposes.

Section 6.7. Dividends. Dividends and distributions on Shares with respect to each Series or Class may be declared and paid with such frequency and in such form and amount as the Board of Directors may from time to time determine. Dividends may be declared daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine.

All dividends and distributions of Shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of Shares of that Series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that such dividends and distributions shall appropriately reflect expenses allocated to a particular Class of such Series.

The Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends (including dividends designated in whole or in part as capital gain distributions) amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation, or where applicable each Series of the Corporation, to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder, and to avoid liability of the Corporation, or each Series of the Corporation, for federal income tax in respect of that year. The foregoing shall not limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of the Corporation, or any Series of the Corporation, for such tax.

Dividends and distributions may be paid in cash, property or Shares, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time. Any such dividend or distribution paid in Shares will be paid at the current net asset value thereof as defined in Section 6.4.

Section 6.8. Classes of Stock. Two hundred fifty million (250,000,000) Shares of the Conseco Stockcar Stocks Mutual Fund are designated Direct Class; and two hundred fifty million (250,000,000) Shares of the Conseco Stockcar Stocks Mutual Fund are designated Advisor Class. The Direct Class and the Advisor Class of each Series represent interests in the same investment portfolio of such Series. Shares of each Class of Common Stock of a Series shall be subject to all provisions of Article SIXTH hereof relating to stock of the Corporation generally and shall have the same preferences, conversion and other rights, voting powers (except as otherwise provided herein), restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, except as follows:

(1)   The dividends and distributions of investment income and capital gains with respect to the Common Stock shall be in such amount as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary between the Classes to reflect differing allocations of the expenses of each Series of the Corporation between the Classes to such extent and for such purposes as the Board of Directors may deem appropriate.

(2)   The proceeds of the redemption of a Share of Common Stock (including a fractional share) shall be reduced by the amount of any applicable contingent deferred sales charge payable on such redemption to the distributor of the Common Stock pursuant to the terms of the issuance of the Shares (to the extent consistent with the Investment Company Act of 1940, as amended, or regulations or exemptions thereunder) and the Corporation shall promptly pay to such distributor the amount of such contingent deferred sales charge.

SEVENTH: Issuance of Common Stock.

Section 7.1. Issuance of New Stock. The Board of Directors is authorized to issue and sell or cause to be issued and sold from time to time (without the necessity of offering the same or any part thereof to existing Stockholders) all or any portion or portions of the entire authorized but unissued Shares of the Corporation, and all or any portion or portions of the Shares of the Corporation from time to time in its treasury, for cash or for any other lawful consideration or considerations and on or for any terms, conditions, or prices consistent with the provisions of law and of the Articles of Incorporation at the time in force; provided, however, that in no event shall Shares of the Corporation be issued or sold for a consideration or considerations less in amount or value than the par value of the Shares so issued or sold, and provided further that in no event shall any Shares of the Corporation be issued or sold, except as a stock dividend distributed to Stockholders, for a consideration (which shall be net to the Corporation after underwriting discounts or commissions) less in amount or value than the net asset value of the Shares so issued or sold determined as of such time as the Board of Directors shall have by resolution prescribed. In the absence of such a resolution, such net asset value shall be that next determined after an unconditional order in proper form to purchase such Shares is accepted, except that Shares may be sold to an underwriter at (a) the net asset value next determined after such orders are received by a dealer with whom such underwriter has a sales agreement or (b) the net asset value determined at a later time.

Section 7.2. Issuance of Fractional Shares. The Corporation may issue and sell fractions of Shares having pro rata all the rights of full Shares, including, without limitation, the right to vote and to receive dividends, and wherever the words “Share” or “Shares” are used in these Articles or in the By-Laws they shall be deemed to include fractions of Shares, where the context does not clearly indicate that only full Shares are intended.

EIGHTH: Voting.

On each matter submitted to a vote of the Stockholders, each holder of a Share shall be entitled to one vote for each Share and fractional votes for fractional Shares standing in his or her name on the books of the Corporation; provided, however, that when required by the Investment Company Act of 1940, as amended, or rules thereunder or when the Board of Directors has determined that the matter affects only the interests of one Series or Class, matters may be submitted to a vote of the Stockholders of a particular Series or Class, and each holder of Shares thereof shall be entitled to votes equal to the full and fractional Shares of the Series or Class standing in his or her name on the books of the Corporation. The presence in person or by proxy of the holders of one-third of the Shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at a Stockholders' meeting, except that where any provision of law or of these Articles of Incorporation permit or require that holders of any Series or Class shall vote as a Series or Class, one-third of the aggregate number of Shares of that Series or Class outstanding and entitled to vote shall constitute a quorum for the transaction of business by that Series or Class.

Notwithstanding any provision of law requiring a greater proportion than a majority of the votes of all Shares of the Corporation or of all Series or Classes (or of any Series or Class entitled to vote thereon as a separate Series or Class) to take or authorize any action, in accordance with the authority granted by Section 2-104(b)(5) of the Maryland Corporations and Associations Code, the Corporation is hereby authorized to take such action upon the concurrence of a majority of the aggregate number of Shares entitled to vote thereon (or of a majority of the aggregate number of Shares of a Series or Class entitled to vote thereon as a separate Series or Class). The right to cumulate votes in the election of directors is expressly prohibited.

NINTH: Board of Directors.

All corporate powers and authority of the Corporation (except as otherwise provided by statute, these Articles of Incorporation, or the By-Laws of the Corporation) shall be vested in and exercised by the Board of Directors. The number of directors constituting the Board of Directors shall be such number as may from time to time be fixed in or in accordance with the By-Laws of the Corporation, provided that after stock is issued to more than one Stockholder, such number shall not be less than three. Except as provided in the By-Laws, the election of directors may be conducted in any way approved at the meeting (whether of Stockholders or directors) at which the election is held, provided that such election shall be by ballot whenever requested by any person entitled to vote. The names of the persons who shall act as directors of the Corporation until their respective successors are duly chosen and qualified are Michael McCaw, Jess Parrish and George Schnur.

TENTH: Contracts.

Section 10.1. Contracts in General. The Board of Directors may in its discretion from time to time enter into an exclusive or nonexclusive distribution contract or contracts providing for the sale of Shares whereby the Corporation may either agree to sell Shares to the other party to the contract or appoint such other party its sales agent for such Shares (such other party being herein sometimes called the "underwriter"), and in either case on such terms and conditions as may be prescribed in the By-Laws, if any, and such further terms and conditions as the Board of Directors may in its discretion determine not inconsistent with the provisions of these Articles of Incorporation and such contract may also provide for the repurchase of Shares of the Corporation by such other party or parties as agent of the Corporation. The Board of Directors may also in its discretion from time to time enter into an investment advisory or management contract or contracts whereby the other party to such contract shall undertake to furnish to the Board of Directors such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions as the Board of Directors may in its discretion determine.

Section 10.2. Parties to Contracts. Any contract of the character described in Section 10.1 or for services as administrator, custodian, transfer agent or disbursing agent or related services may be entered into with any corporation, firm, trust or association, although any one or more of the directors or officers of the Corporation may be an officer, director, trustee, stockholder or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Corporation under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article TENTH. The same person (including a firm, corporation, trust, or association) may be the other party to contracts entered into pursuant to Section 10.1 above, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 10.2.

ELEVENTH: Liability of Directors and Officers.

Section 11.1. Liability. To the maximum extent permitted by applicable law (including Maryland law and the Investment Company Act of 1940) as currently in effect or as may hereafter be amended, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

Section 11.2. Indemnification. To the maximum extent permitted by applicable law (including Maryland law and the Investment Company Act of 1940) currently in effect or as may hereafter be amended, the Corporation shall indemnify and advance expenses as provided in the By-Laws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Corporation as a director, officer, employee or agent in similar capacities for other entities.

Section 11.3. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability.

Section 11.4. Modification. Any repeal or modification of this Article ELEVENTH by the Stockholders of the Corporation, or adoption or modification of any other provision of the Articles of Incorporation or By-Laws inconsistent with this Article ELEVENTH, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any director or officer of the Corporation or indemnification available to any person covered by these provisions with respect to any act or omission which occurred prior to such repeal, modification or adoption.

TWELVETH: Amendment.

Section 12.1. Articles of Incorporation. The Corporation reserves the right from time to time to make any amendment of these Articles of Incorporation, now or hereafter authorized by law, including any amendment which alters contract rights, as expressly set forth in these Articles of Incorporation, of any outstanding Shares. The Board of Directors may in its discretion amend these Articles of Incorporation without Stockholder approval as permitted by Maryland General Corporate Law. Any amendment to these Articles of Incorporation that requires the approval of Stockholders may be adopted at a meeting of the Stockholders upon receiving an affirmative vote of a majority of all votes entitled to be cast thereon.

Section 12.2. By-Laws. Except as may otherwise be provided in the By-Laws, the Board of Directors of the Corporation is expressly authorized to make, alter, amend and repeal By-Laws or to adopt new By-Laws of the Corporation, without any action on the part of the Stockholders; but the By-Laws made by the Board of Directors and the power so conferred may be altered or repealed by the Stockholders. IN WITNESS WHEREOF, STOCKCAR STOCKS MUTUAL FUND, INC. has caused these presents to be signed in its name and on its behalf by its [Vice President] and attested by the Corporation’s [Secretary] on this __ day of ______, 2004, who swear under penalty of perjury to the best of their knowledge, information and belief, that the matters and facts set forth in these Articles are true in all material respects.

STOCKCAR STOCKS MUTUAL FUND, INC.

By:______________________

Attest:______________________________

YOUR VOTE IS NEEDED!

Please vote on the reverse side of this form and sign this form in the space provided. Please return your completed proxy in the enclosed envelope today!

The signers of this proxy hereby appoint William P. Kovacs and Sarah L. Todd, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held September 16, 2004, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted to "approve" the proposal set forth on this proxy.

1.   To approve a new investment advisory agreement with Summit Wealth Management, Inc.

For [_]	Against [_]	Abstain [_]

2   To approve a new Rule 12b-1 distribution plan:

For [_]	Against [_]	Abstain [_]

3.   To approve the Second Amended and Restated Articles of Incorporation:

For [_]	Against [_]	Abstain [_]

4.   To elect the following as directors: 01) Mike McCaw 02) Jess Parrish and 03) George Schnur

For [_]	Against [_]	For all Except [_]

To withhold authority to vote for any individual nominee(s), please print the number(s) of such nominee(s) on the line below

---------------------------------------------------------------

5.   To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the current fiscal year.

For [_]	Against [_]	Abstain [_]

CONSECO STOCKCAR STOCKS MUTUAL FUND, INC.
SHAREHOLDER MEETING
SEPTEMBER 16, 2004

BALLOT

UNLESS INDICATED TO THE CONTRARY, THIS PROXY GRANTS THE AUTHORITY TO VOTE, IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

Signature(s) (All registered owners of accounts shown to the left should sign. If a corporation, estate or trust, please indicate your capacity or title.)

X
---------------------------------------------------------
Signature Date

Please vote using blue or black ink to mark an X in one of the three boxes provided on your ballot. Mark--Approve, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, should sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CONSECO STOCKCAR STOCKS MUTUAL FUND, INC. WHICH RECOMMENDS A VOTE TO "APPROVE" ALL MATTERS.

PLEASE VOTE TODAY! PLEASE VOTE PROMPTLY! PLEASE VOTE TODAY!